Fund/Ticker
Fidelity® SAI Municipal Money Market Fund/FMQXX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
May 30, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated May 30, 2025 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Municipal Money Market Fund
Investment Objective
Fidelity® SAI Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.29%
Fee waiver and/or expense reimbursement	0.22% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.07%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.07% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through July 31, 2026. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$7
3 years	$63
5 years	$133
10 years	$339

Principal Investment Strategies
  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax (but may be subject to the federal alternative minimum tax).
Municipal money market securities are high-quality, short-term debt securities that pay a fixed, variable, or floating interest rate, and include variable rate demand notes, commercial paper, and municipal notes. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility.
  Potentially investing up to 20% of assets in securities subject to state and/or federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.
  Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines).
Although the fund is a money market fund, it will price and transact at a "floating" net asset value per share (NAV) that will fluctuate based on changes in the value of the fund's investments.
Principal Investment Risks
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.
Interest rate increases can cause the price of a money market security to decrease.
  Income Risk.
A low or negative interest rate environment can adversely affect the fund's yield.
  Floating NAV.
The fund does not maintain a constant NAV per share of $1.00. The value of the fund's shares will be calculated to four decimal places and will vary as a result of changes in the value of the securities in which the fund invests.
  Foreign Exposure.
Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a money market security to decrease.
 You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares, they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares. The fund generally must impose a fee when net sales of fund shares exceed certain levels. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2019	2020	2021	2022	2023	2024
1.44%	0.53%	0.02%	1.10%	3.40%	3.38%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.95%	June 30, 2024
Lowest Quarter Return	-0.02%	March 31, 2022
Year-to-Date Return	0.57%	March 31, 2025

Average Annual Returns

For the periods ended December 31, 2024	Past 1 year	Past 5 years	Life of fund
Fidelity® SAI Municipal Money Market Fund	3.38%	1.68%	1.60%A

AFrom January 11, 2018.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Purchase and Sale of Shares
The fund is an institutional money market fund, which means that the NAV of the fund's shares will "float," fluctuating with changes in the values of the fund's portfolio securities.
The fund's policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund's Board of Trustees, determines it is in the best interests of the fund. In addition, the fund generally must impose a mandatory liquidity fee when net sales of fund shares exceed certain levels.
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.
Fidelity normally calculates Fidelity® SAI Municipal Money Market Fund's NAV each business day as of 4:00 p.m. Eastern time.
The fund's assets normally are valued as of this time for the purpose of computing NAV.
There is no purchase minimum for fund shares.
Tax Information
The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9885505.108	OMM-SUM-0525